UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):  September 12, 2017

Unico American Corporation

 (Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-3978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

|_|

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Item 8.01.  Other Events.

As Unico American Corporation (the “registrant”) has previously disclosed, judgments were finalized in December 2015 and March 2016 on a policy liability claim covered by Crusader Insurance Company (“Crusader”), a wholly owned subsidiary of the registrant. Both judgments had been appealed, and, in connection with the appeal, Crusader placed with the Los Angeles Superior Court cash deposits of $7,924,178 and $5,449,615 in December 2015 and March 2016, respectively, in lieu of appeal bonds.

On September 12, 2017, the two judgments were settled between the parties thereto for a total of $7,000,000, which is required to be paid from the funds deposited by Crusader with the Los Angeles Superior Court. The remaining funds on deposit with the Los Angeles Superior Court are to be returned to Crusader. The registrant recognized $797,500 for actual and anticipated losses and loss adjustment expenses, net of reinsurance, since inception of the claim through June 30, 2017. As a result of the settlement, the registrant expects that it will incur approximately $1,600,000 in additional losses and loss adjustment expenses for the quarter ended September 30, 2017.

A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.1. The information in the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: September 15, 2017    By:   /s/ Michael Budnitsky

Name:   Michael Budnitsky

Title:    Treasurer and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number        Description

99.1                            News release dated September 15, 2017

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